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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                July 18, 1994
                     (Date of earliest event reported)



                           BankAmerica Corporation
          (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
           (Registrant's telephone number, including area code)





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  4085226
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     Item 5.   Other Events.

          On July 18, 1994, the Board of Governors of the Federal Reserve System approved the proposed merger of BankAmerica Corporation ("BAC") and Continental Bank Corporation ("Continental"), subject to compliance with certain conditions. BAC expects the merger to close within a few weeks after the expiration of a mandatory 30-day waiting period, subject to satisfaction of the remaining conditions set forth in the merger agreement between BAC and Continental.




                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKAMERICA CORPORATION
                                        (Registrant)



  Date:  July 18, 1994
                                By    /s/ PAUL R. OGORZELEC
                                         Paul R. Ogorzelec
                                       Executive Vice President











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  4085226

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